UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 10, 2025

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

(972) 770-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Sonida Senior Living, Inc. (the “Company”) held on June 10, 2025, Proposals 1, 2, and 3 (as described below) were approved by the Company’s stockholders, and no other business was properly brought before the Annual Meeting. The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on April 29, 2025 (the “Proxy Statement”).

Proposal 1 – Election of Directors – The Company’s stockholders elected Lilly H. Donohue, Benjamin P. Harris, and David W. Johnson to each serve as a director of the Company for three-year terms expiring at the Company’s annual meeting of stockholders to be held in 2028. The voting results for each of these individuals were as follows:

Director	Votes “FOR”	Votes “AGAINST”	Abstentions	Broker Non-Votes
Lilly H. Donohue	17,063,050	38,084	68	847,724
Benjamin P. Harris	16,933,815	167,319	68	847,724
David W. Johnson	17,091,513	9,621	68	847,724

Proposal 2 - Ratification of the Appointment of the Company’s Independent Auditors – The Company’s stockholders ratified the Audit Committee’s appointment of BDO USA, P.C., independent accountants, as the Company’s independent auditors for the fiscal year ending December 31, 2025. The voting results were 17,947,550 shares “FOR,” 1,358 shares “AGAINST,” and 18 abstentions.

Proposal 3 – Advisory Vote on Executive Compensation – The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement in accordance with the compensation disclosure rules of the SEC. The voting results were 17,046,441 shares “FOR,” 33,976 shares “AGAINST,” 20,785 abstentions, and 847,724 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2025	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
	Name:	Tabitha Bailey
	Title:	Senior Vice President and Chief Legal Officer